Exhibit 10.68

                                 FIFTH AMENDMENT

      THIS FIFTH AMENDMENT ("Agreement") is dated as of December 20, 2002 between Fleet Capital Corporation ("Lender") and Willey Brothers, Inc. ("Borrower") and BrandPartners Group, Inc. ("Guarantor") (Borrower and Guarantor are at times referred to herein as "Obligor").

                                    RECITALS

      WHEREAS, Borrower is engaged in the business of providing fixture sales, creative services , branch planning and development to the financial services industry, and related businesses;

      WHEREAS, Guarantor owns all or substantially all of the stock of Borrower, and would directly benefit and gain from any accommodation made by Lender to Borrower;

      WHEREAS, Lender has extended certain credit facilities to Borrower including pursuant to that certain Loan and Security Agreement dated January 11, 2001 (the "Loan Agreement"), including as amended by that certain Amendment and Waiver dated May 21, 2001 (the "First Amendment"), that certain Second Amendment and Waiver Agreement dated October 22, 2001 (the "Second Amendment"), that certain Third Amendment and Waiver Agreement dated March 29, 2002 (the "Third Amendment") and that certain Fourth Amendment dated as of September 25, 2002 (the "Fourth Amendment") and, as collateral security therefor, Borrower has granted to Lender liens on and security interests in all or substantially all of its real and personal property (collectively, the "Collateral");

      WHEREAS, Guarantor has unconditionally and fully guarantied the full payment and performance of all of Borrower's obligations to Lender;

      WHEREAS, Borrower has requested that the Lender amend the Loan Agreement in certain respects as specified herein, and Guarantor has joined in Borrower's request; and

      WHEREAS, Lender is willing to amend certain provisions of the Loan Agreement, but only on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

      1. Accuracy of Recitals. Borrower and Guarantor acknowledge and agree that the foregoing Recitals are true and accurate.

      2. Definitions. Capitalized terms not otherwise defined herein shall be as defined in the Loan Agreement.

      3. Acknowledgment of Obligations.

            3.1. By Borrower. Borrower hereby acknowledges that it is unconditionally liable to Lender for the full payment of each of the obligations set forth at Schedule A hereto and incorporated herein by reference, plus all charges that may arise under the various documents executed or delivered by Borrower evidencing or relating to such obligations including, without limitation, the Loan Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment (collectively, the "Financing Documents"), plus all attorneys' fees and costs of collection incurred in connection with such obligations by Lender (hereinafter all such obligations are referred to as the "Obligations"), and that, as of the date hereof, Borrower has no defenses, counterclaims or set-offs with respect to the full and immediate payment of any or all Obligations.

            3.2. By Guarantor. Guarantor hereby acknowledges that it is unconditionally liable to Lender for the full payment of all Obligations, and that, as of the date hereof, Guarantor has no defenses, counterclaims or set-offs with respect to full and immediate payment of any or all Obligations.

      4. Revolving Credit Loans. Lender agrees to continue to make Revolving Credit Loans up to but not to exceed $6,000,000 subject to the terms and conditions of the Loan Agreement, as amended.

      5. Amendment Fee. Borrower acknowledges that, pursuant to the Third Amendment as amended by the Fourth Amendment, Borrower remains liable to the Lender for the outstanding balance of the fully earned amendment fee in the amount of $640,000 (following receipt by Lender of four (4) installments of $15,000 each on October 7, 2002, October 21, 2002, November 4, 2002 and November 18, 2002) (the "Amendment Fee"). Notwithstanding the foregoing and following the application of all proceeds of the Growth Capital Account and the Restricted Payment Account as a permanent reduction of the Term Loan, the outstanding balance of the Amendment Fee shall be reduced to $580,000 (pursuant to Section
6.4 hereof and Lender's agreement to further reduce the Amendment Fee in an amount equal to the difference of $60,000 and the amount applied to the Amendment Fee pursuant to Section 6.4 hereof) and such Amendment Fee shall be payable by Borrower to Lender upon the earlier of (a) the Termination Date, or
(b) in installments as follows:

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            February 7, 2003                                $405,000
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            March 28, 2003                                  $175,000
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      6. Covenants. Notwithstanding anything to the contrary contained in the Loan Agreement or the Financing Documents, from and after the date hereof, Borrower covenants that:

            6.1. Minimum Availability. Borrower, at all times, shall maintain availability of not less than $300,000. "Availability" means $6,000,000 minus
(a) the amount of outstanding Revolving Credit Loans, and (b) Reserves (as defined and determined pursuant to Section 1.1.1 of the Loan Agreement).

            6.2. Subordinated Debt Payments. From and after the date hereof, the Obligor agrees that effective as of the date of this Agreement and continuing through and until all of the

Obligations are repaid in full in cash (including, without limitation, all Lender's fees and expenses), the Obligor shall not make any payments of principal and/or interest on account of the Seller Notes, the Earn-Out (as defined in the Purchase Documents), the Subordinated Notes and/or Management Fees, except that, if no Default or Event of Default has occurred, Borrower may pay, on account of the Subordinated Notes, $150,000 on each of December 31, 2002 and March 31, 2003.

            6.3. Overadvances. From and after the date hereof, Borrower shall not request and the Lender shall have no obligation to make any Overadvance and Borrower shall not permit any Overadvance to be outstanding. Failure to comply with the foregoing shall constitute an Event of Default under this Agreement and the Financing Documents without any notice or grace whatsoever.

            6.4. Growth Capital Account and Restricted Payment Account. Pursuant to Section 6 of the Third Amendment, the Lender continues in possession of any and all proceeds of the Growth Capital Account and the Restricted Payment Account. Borrower and Guarantor each hereby consents to the application of the proceeds of the Growth Capital Account and the Restricted Payment Account as a permanent reduction of the Term Loan. Borrower and Guarantor each hereby consent to the application of the residual interest accrued from the date of the Third Amendment through the date hereof on the Growth Capital Account and the Restricted Payment Account in the approximate amount of $32,363 to the reduction of the Amendment Fee.

      7. Conditions Precedent. Lender's obligation to enter into this Agreement and perform its obligations hereunder is subject to the condition precedent that the Lender shall have received the following documents and other items, satisfactory to Lender, duly executed where appropriate by authorized representatives of Borrower (notwithstanding the foregoing, Lender immediately shall be entitled and shall continue to be entitled to any and all benefits of this Agreement):

            (a) this Agreement; and

            (b) evidence that the execution, delivery and performance of this Agreement by Borrower has been duly authorized by all necessary corporate action.

      8. Covenants, Representations and Warranties. Obligor hereby makes the following covenants, representations and warranties:

            8.1. Authority. Obligor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and in each jurisdiction where Obligor is required to be qualified to do business. Obligor is duly authorized to enter into, and perform its obligations under, this Agreement and the agreements, instruments and documents contemplated hereby. The execution, delivery and performance by Obligor of this Agreement will not violate Obligor's charter or bylaws, any law or any provision of, nor are there any grounds for acceleration under, any agreement, note, or instrument which is binding upon Obligor.

            8.2. No Misrepresentations. Without limiting any rights or remedies Lender may have under law or in equity, Obligor agrees that all statements and information provided by Obligor to Lender pursuant to, or in connection with, this Agreement or the negotiations leading to this Agreement, have been and are true, complete and correct in all material respects, and none of the same contain any omissions of any fact or matter necessary to keep the statements and information therein from being misleading.

            8.3. Indemnity. Without limiting any rights or remedies Lender may have under law or in equity, Obligor agrees to indemnify and hold Lender harmless from and against any and all losses, debts, damages, liabilities, claims, demands, actions, causes of action, lawsuits, penalties, judgments, costs and expenses (including, without limitation, attorneys' fees of counsel of Lender's choice), of every nature and description, which Lender may sustain or incur, based upon, arising out of, or in any way relating to this Agreement and/or any of the other Financing Documents.

      9. Release of Claims.

            9.1. By Borrower. Borrower hereby releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert now or in the future against Lender and/or its participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, prior to the execution of this Agreement with respect to the Obligations, the Financing Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations prior to the execution of this Agreement; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Agreement, and the execution of this Agreement by Lender, does not constitute an acknowledgment or admission by any Lender of liability for any matter, or a precedent upon which liability may be asserted.

            9.2. By Guarantor. Guarantor hereby releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert now or in the future against Lender and/or its participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, prior to the execution of this Agreement with respect to the Obligations, the Financing Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations prior to the execution of this Agreement; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Agreement, and the execution of this Agreement by Lender, does not constitute an acknowledgment or admission by any Lender of liability for any matter, or a precedent upon which liability may be asserted.

      10. General Provisions.

            10.1. Integration; Amendment; Waivers. This Agreement and the Financing Documents set forth in full all of the terms of the agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and the understandings between the parties with respect thereto. Borrower agrees that the failure of any Obligor in the performance of any terms or conditions of this Agreement shall constitute an Event of Default under the Financing Documents (with no notice or grace whatsoever, notwithstanding anything to the contrary in the Financing Documents). Obligor acknowledges and agrees that each and every Event of Default shall be of equal weight and significance, and equally and fully shall allow Lender to exercise its rights and remedies hereunder. Obligor acknowledges and agrees that each such Event of Default has been a material inducement for Lender to enter into this Agreement and that Lender would be irreparably harmed if Lender, in any way, were unable to exercise its rights and remedies on the basis that certain Events of Default (for example, Events of Default not relating to payment) were of less weight or significance than certain other Events of Default (for example, Events of Default relating to payment). No term of this Agreement or the Financing Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Lender's exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Agreement, or in another written agreement, all the terms, conditions, and provisions of the Financing Documents shall continue in full force and effect. If in this Agreement's description of an agreement between the parties, rights and remedies of Lender or obligations of Borrower are described which also exist under the terms of the other Financing Documents, the fact that this Agreement may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit any of such rights, remedies and obligations contained in the other Financing Documents. In the event that there shall be any inconsistency between any provisions of this Agreement and a provision set forth in any other Financing Document, the provision most favorable to Lender and the most restrictive as to Obligor shall govern.

            10.2. Payment of Expenses. Without limiting the terms of the Financing Documents, Borrower shall pay all costs and expenses incurred by or on behalf of Lender (including reasonable attorneys' fees and expenses) arising under or in connection with this Agreement or the Financing Documents, including without limitation, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Financing Documents, and any and all consents, waivers or other documents or instruments relating thereto,
(ii) the filing and recording of any Financing Documents and any other documents or instruments or further assurances filed or recorded in connection with any Loan Document, (iii) any other action required in the course of administration hereof, including, but not limited to, all fees and expenses arising out of any audits, appraisals, and inspections, and (iv) the defense or enforcement of the Financing Documents, whether or not there is any litigation between the parties. All costs and expenses shall be added to the Obligations, as Lender shall determine, and shall earn interest at the highest rate provided for under the Financing Documents.

            10.3. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

            10.4. Reference to "Obligor." All references to "Obligor" in this Agreement shall mean each and all Obligors (whether Obligor is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to Obligor), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by Obligor herein is made and given by each Obligor, jointly and severally, and all rights of Obligor hereunder are enjoyed with respect to each Obligor, except as expressly set forth herein.

            10.5. Separability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

            10.6. Counterparts. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

            10.7. Time of Essence. Time is of the essence in each of the obligations of Obligor and with respect to all conditions to be satisfied by Obligor.

            10.8. Statute of Limitations. Obligor waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Agreement or the other Financing Documents.

            10.9. Construction; Voluntary Agreement; Representation by Counsel. This Agreement has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party's counsel was the draftsman of this Agreement. Each of the parties declares that such party has carefully read this Agreement and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Agreement and the agreements, documents and instrument being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

            10.10. Governing law; Forum Selection. This Agreement has been entered into and shall be governed by the laws of the State of New York. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that, at the option of Lender, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement, or the Financing Documents, shall be litigated exclusively in the state courts of the State of New York or, at Lender's option, the United States District Court for the Southern District of New York; (ii) consents to the jurisdiction of any such courts and consent to the service of process in any such action or proceeding (whether or not litigated in courts located in the State of New York or the United States District Court for the Southern District of New York) by personal delivery or any other method permitted by law; and (iii) waives any and all rights to transfer or to change the venue of any such action or proceeding to any court located outside the courts of the State of New York or the United States District Court for the Southern District of New York.

            10.11. Further Assurances. Obligor agrees to take all further actions and execute all further documents as Lender may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

            10.12. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the Financing Documents.

            10.13. Mutual Waiver of Right to Jury Trial. LENDER AND OBLIGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT, OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS REFERRED TO HEREIN; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG THEM; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR OBLIGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

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FLEET CAPITAL CORPORATION                         WILLEY BROTHERS, INC.

By:  /s/ Daniel C. Dupre                          By:  /s/ Linda Henry
     -------------------                                   -----------
Name:  Daniel C. Dupre                            Name:  Linda Henry
Title: Vice President                             Title: Chief Financial Officer

                                                  BRANDPARTNERS GROUP, INC.

                                                  By:  Edward T. Stolarski
                                                  Name:  Edward T. Stolarski
                                                  Title: Chairman and Chief
                                                           Executive Officer

                                   SCHEDULE A
                                   ----------

                            (Schedule of Obligations)

            As of December 12, 2002, the Obligations outstanding with respect to the Loans were as follows:

Loan                                  Principal Balance

A. $6,000,000 Revolving               $5,198,644.80
   Credit Loan

B. $8,000,000 Term Loan               $6,500,000.00

Plus, as to each Loan, any and all interest, expenses, fees, costs and other charges accrued and accruing under the Financing Documents or this Agreement.